UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 30, 2007
(Date of Report (Date of Earliest Event Reported))
WM.WRIGLEY JR. COMPANY
(Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 North Michigan Avenue Chicago, Illinois	60611

(Address of principal executive Offices)	(Zip Code)
(312) 644-2121

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Item 2.02 Results of Operations and Financial Condition.
     On April 30, 2007, Wm. Wrigley Jr. Company (the “Company”) issued a press release announcing the results of operations of the Company and financial condition for the first quarter ended March 31, 2007. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report by reference.
     The attached press release contains a financial measure that is not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). A reconciliation has been provided in the press release of GAAP earnings to non-GAAP earnings.
     The Company believes this non-GAAP financial measure provides its stockholders with additional information about its underlying results and trends as well as insight into managements’ view of operating results.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

99.1	Wm. Wrigley Jr. Company Press Release dated April 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY
By:	/s/ Howard Malovany
	Name:	Howard Malovany
	Title:	Senior Vice President, Secretary and General Counsel
Date: April 30, 2007

INDEX TO EXHIBITS
(99) ADDITIONAL EXHIBITS

99.1	Wm. Wrigley Jr. Company Press Release dated April 30, 2007.